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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 6, 2003





                      WILLIAMS COAL SEAM GAS ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     001-11608               75-6437433
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)




            TRUST DIVISION
          ROYALTY TRUST GROUP                                    75202
         BANK OF AMERICA, N.A.                                 (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)

       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 6, 2003, the Registrant received notice confirmed in writing on June 11, 2003 (the "Notice") from The Williams Companies, Inc., a Delaware corporation ("Williams"), of Williams' intent to exercise of a call option to repurchase 2,408,791 units of beneficial interest in the Registrant from Quatro Finale IV LLC ("QFIV"), which call option was held by Williams pursuant to a privately negotiated transaction entered into between Williams and QFIV in August 2000. According to the Notice, Williams provided notice of its intent to exercise the call option to QFIV on June 6, 2003, with the exercise date to be June 13, 2003. A copy of the Notice is attached as an exhibit to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.   Exhibits

               99.1       Notice dated June 11, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLIAMS COAL SEAM GAS ROYALTY TRUST

                              By:   BANK OF AMERICA, N.A., TRUSTEE


                                   By: /s/RON E. HOOPER
                                       ----------------------------------------
                                                    RON E. HOOPER
                                        Senior Vice President and Administrator

Date:    June 11, 2003

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Notice dated June 11, 2003.